EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact:

Charles Constanti

Vice President and Chief Financial Officer

(510) 420-7443

cconstanti@netopia.com

Netopia Reports Third Fiscal Quarter Results

EMERYVILLE, Calif., July 25, 2006 – Netopia, Inc. (OTCBB:NTPA), a market leader in broadband gateways and service delivery software, today announced results for the third fiscal quarter ended June 30, 2006. Revenues for the third fiscal quarter were $30.5 million, a 9.7 % increase from $27.8 million for the same period in the prior fiscal year, and a 9.3% increase from $27.9 million for the prior quarter ended March 31, 2006.

Net loss on a GAAP basis for the third fiscal quarter was ($0.2) million or ($0.01) per share, compared to a net loss of ($2.3) million or ($0.09) per share for the same period in the prior fiscal year. Net loss on a GAAP basis for the first nine months of fiscal year 2006 was ($2.1) million or ($0.08) per share, compared to a net loss of ($5.8) million or ($0.23) per share for the same period in the prior fiscal year.

Non-GAAP income for the third fiscal quarter (which for the current period excludes SFAS 123(R) stock compensation expense and amortization of acquisition-related intangible assets) was $1.6 million or $0.06 per basic and diluted share, compared to a non-GAAP loss of ($1.9) million or ($0.08) per share for the same period in the prior fiscal year (which for such period excluded amortization of acquisition-related intangible assets). Non-GAAP income for the first nine months of fiscal year 2006 (which for such nine month period excludes SFAS 123(R) stock compensation expense and amortization of acquisition-related intangible assets) was $2.8 million or $0.11 per basic and diluted share, compared to a non-GAAP loss of ($4.6) million or ($0.19) per share for the same period in the prior fiscal year (which for such period excluded amortization of acquisition-related intangible assets).

“We are pleased with both our revenue growth and bottom line performance for the quarter,” said Alan Lefkof, Netopia’s president and CEO. “We believe that we are laying the foundation for strong revenue growth for the next fiscal year.”

Note:

Netopia will host a conference call to discuss its results for the third fiscal quarter on July 25, 2006 at 6:00 p.m. Eastern time (3:00 p.m. Pacific time). The conference call will be broadcast live on the Internet and can be accessed by visiting Netopia’s Web site at www.netopia.com. To join the telephone conference, dial (913) 312-1305 and enter the pass code 4316510.

An archived recording of the conference call will be available on Netopia’s Web site for one year, and by telephone from July 25 – July 31, 2006. To listen to the archived recording, dial (719) 457-0820 and enter the pass code 4316510, or go to Netopia’s Web site.

About Netopia

Netopia, Inc. delivers broadband service assurance solutions through high-performance broadband customer premises equipment and carrier-class remote device management and support software. Netopia’s broadband gateways feature advanced technology, high reliability, and remote manageability to assure delivery of triple-play and IPTV services. Netopia’s service assurance software platforms empower service providers, enterprises, and consumers with remote device management, centralized support, and value-added services to speed deployment of innovative new broadband applications across home and business networks. Netopia has established strategic distribution relationships with leading carriers and broadband service providers, including AT&T, BellSouth, Covad Communications, eircom, Swisscom, and Verizon.

Headquartered in Emeryville, California, Netopia’s common stock is listed for quotation on the OTC Bulletin Board (OTCBB) System under the symbol “NTPA.” Further information about Netopia can be obtained via phone at (510) 420-7400, fax at (510) 420-7601, or on the Web at www.netopia.com.

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Note regarding unaudited Non-GAAP Condensed Consolidated Statements of Operations:

To supplement our unaudited GAAP Condensed Consolidated Statements of Operations, Netopia uses non-GAAP measures of net income (loss) and income (loss) per share, which are adjusted from results based on GAAP to exclude non-cash recurring expenses for stock compensation and amortization of acquisition-related intangible assets. These non-GAAP adjustments are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. These adjustments to GAAP results are made with the intent of providing greater transparency to information used by management in its financial and operational decision-making. These non-GAAP results are among the primary indicators that management uses as a basis for making operating decisions because they provide meaningful information regarding our core operating performance, including our ability to provide cash flows to invest in research and development and to fund capital expenditures. The unaudited Non-GAAP Condensed Consolidated Statements of Operations should not be considered in isolation or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. The unaudited Non-GAAP Condensed Consolidated Statements of Operations includes a quantitative reconciliation of the differences between such statements and the financial information presented in accordance with generally accepted accounting principles.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Portions of this release that are not statements of historical fact may include forward-looking statements. Statements regarding Netopia, Inc.’s beliefs, plans, expectations or intentions regarding the future are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning product development, anticipated new products and customers, growth opportunities, and future operating results. Netopia’s actual results could differ materially. Factors that might cause a difference include, but are not limited to: Netopia’s continued ability to form key relationships for our broadband gateways and service delivery software; Netopia’s ability to enter into new distribution partnerships; Netopia’s ability to develop new broadband gateways and service delivery software in a timely manner; market acceptance of Netopia’s broadband gateways and service delivery software; Netopia’s ability to list its common stock on a Nasdaq Stock Market; Netopia’s ability to resolve pending private securities litigation arising out of the restatement of Netopia’s consolidated financial statements in a timely and economic manner; the pace of development and market acceptance of Netopia’s products and the market for broadband products and services generally; the highly competitive nature of Netopia’s markets and competitive pricing pressures; the uncertainties associated with international operations; intense competition from third parties offering competitive broadband products and services; and economic conditions generally. In addition, prior period-to-period comparisons of revenues are not necessarily indicative of period-to-period comparative revenues in future periods. Prospective and current investors are cautioned not to place undue reliance on any forward-looking statements. Further, Netopia expressly disclaims any obligation to revise or update any of the forward-looking statements contained herein to reflect future events or developments after the date hereof. Netopia does not undertake to update any oral or written forward looking-statement that may be made by or on behalf of Netopia. For more information concerning Netopia and risk factors that may affect Netopia’s future results and may cause actual results to vary from results anticipated in forward-looking statements, including risk factors relating to securities litigation arising out of the restatements described in Netopia’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004, investors should review Netopia’s public filings with the United States Securities and Exchange Commission, which are available by calling Netopia at (510) 420-7516 or online at www.sec.gov.

All company names, brand names and product names are trademarks of their respective holder(s).

NETOPIA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2006	2005	2006	2005
REVENUES:
Broadband equipment	$27,333	$25,103	$71,099	$73,547
Broadband software and services	3,154	2,726	11,162	8,823

Total revenues	30,487	27,829	82,261	82,370

COST OF REVENUES:
Broadband equipment	18,854	18,655	48,751	54,907
Broadband software and services	625	489	1,734	1,139
Amortization of acquired technology	300	300	900	900

Total cost of revenues	19,779	19,444	51,385	56,946

GROSS PROFIT	10,708	8,385	30,876	25,424
OPERATING EXPENSES:
Research and development	4,505	3,400	12,616	10,009
Sales and marketing	5,502	4,582	15,254	14,249
General and administrative	2,268	2,561	6,805	6,785
Amortization of acquired intangible asset	—	86	—	259
Restructuring costs	—	—	—	98

Total operating expenses	12,275	10,629	34,675	31,400

OPERATING LOSS	(1,567)	(2,244)	(3,799)	(5,976)
Gain on equity investment	1,079	—	1,079	—
Other income (expense), net	344	(44)	703	259

LOSS BEFORE INCOME TAXES	(144)	(2,288)	(2,017)	(5,717)
Provision for income taxes	12	24	37	68

NET LOSS	$(156)	$(2,312)	$(2,054)	$(5,785)

Net loss per common share:
Basic and Diluted	$(0.01)	$(0.09)	$(0.08)	$(0.23)

Shares used in per share calculations:	25,817	25,215	25,636	25,000

NETOPIA, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30, 2006				Three Months Ended June 30, 2005
	GAAP Reported	Non-GAAP Adjustments		Non-GAAP	GAAP Reported	Non-GAAP Adjustments		Non-GAAP
REVENUES:
Broadband equipment	$27,333	$—		$27,333	$25,103	$—		$25,103
Broadband software and services	3,154	—		3,154	2,726	—		2,726

Total revenues	30,487	—		30,487	27,829	—		27,829

COST OF REVENUES:
Broadband equipment	18,854	(72	) (a)	18,782	18,655	—		18,655
Broadband software and services	625	—		625	489	—		489
Amortization of acquired technology	300	(300	) (b)	—	300	(300	) (b)	—

Total cost of revenues	19,779	(372)		19,407	19,444	(300)		19,144

GROSS PROFIT	10,708	372		11,080	8,385	300		8,685
OPERATING EXPENSES:
Research and development	4,505	(590	) (a)	3,915	3,400	—		3,400
Sales and marketing	5,502	(353	) (a)	5,149	4,582	—		4,582
General and administrative	2,268	(428	) (a)	1,840	2,561	—		2,561
Amortization of acquired intangible asset	—	—		—	86	(86	) (b)	—

Total operating expenses	12,275	(1,371)		10,904	10,629	(86)		10,543

OPERATING INCOME (LOSS)	(1,567)	1,743		176	(2,244)	386		(1,858)
Gain on equity investment	1,079	—		1,079	—	—		—
Other income (expense), net	344	—		344	(44)	—		(44)

INCOME (LOSS) BEFORE TAXES	(144)	1,743		1,599	(2,288)	386		(1,902)
Provision for income taxes	12	—		12	24	—		24

NET INCOME (LOSS)	$(156)	$1,743		$1,587	$(2,312)	$386		$(1,926)

Net income (loss) per common share:
Basic	$(0.01)			$0.06	$(0.09)			$(0.08)

Diluted	$(0.01)			$0.06	$(0.09)			$(0.08)

Shares used in per share calculation:
Basic	25,817			25,817	25,215			25,215

Diluted	25,817			26,490	25,215			25,215

Non-GAAP adjustments consist of:
(a) Non-cash stock compensation expense pursuant to SFAS 123(R);
(b) Amortization of acquisition related intangible assets

Note regarding unaudited Non-GAAP Condensed Consolidated Statements of Operations:

To supplement our unaudited GAAP Condensed Consolidated Statements of Operations, Netopia uses non-GAAP measures of net income (loss) and income (loss) per share, which are adjusted from results based on GAAP to exclude non-cash recurring expenses for stock compensation and amortization of acquisition-related intangible assets. These non-GAAP adjustments are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. These adjustments to GAAP results are made with the intent of providing greater transparency to information used by management in its financial and operational decision-making. These non-GAAP results are among the primary indicators that management uses as a basis for making operating decisions because they provide meaningful information regarding our core operating performance, including our ability to provide cash flows to invest in research and development and to fund capital expenditures. The unaudited Non-GAAP Condensed Consolidated Statements of Operations should not be considered in isolation or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. The unaudited Non-GAAP Condensed Consolidated Statements of Operations includes a quantitative reconciliation of the differences between such statements and the financial information presented in accordance with generally accepted accounting principles.

NETOPIA, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Nine Months Ended June 30, 2006				Nine Months Ended June 30, 2005
	GAAP Reported	Non-GAAP Adjustments		Non-GAAP	GAAP Reported	Non-GAAP Adjustments		Non-GAAP
REVENUES:
Broadband equipment	$71,099	$—		$71,099	$73,547	—		$73,547
Broadband software and services	11,162	—		11,162	8,823	—		8,823

Total revenues	82,261	—		82,261	82,370	—		82,370

COST OF REVENUES:
Broadband equipment	48,751	(140	) (a)	48,611	54,907	—		54,907
Broadband software and services	1,734	—		1,734	1,139	—		1,139
Amortization of acquired technology	900	(900	) (b)	—	900	(900	) (b)	—

Total cost of revenues	51,385	(1,040)		50,345	56,946	(900)		56,046

GROSS PROFIT	30,876	1,040		31,916	25,424	900		26,324
OPERATING EXPENSES:
Research and development	12,616	(1,549	) (a)	11,067	10,009	—		10,009
Sales and marketing	15,254	(834	) (a)	14,420	14,249	—		14,249
General and administrative	6,805	(1,462	) (a)	5,343	6,785	—		6,785
Amortization of acquired intangible asset	—	—		—	259	(259	) (b)	—
Restructuring costs	—	—		—	98	—		98

Total operating expenses	34,675	(3,845)		30,830	31,400	(259)		31,141

OPERATING INCOME (LOSS)	(3,799)	4,885		1,086	(5,976)	1,159		(4,817)
Gain on equity investment	1,079	—		1,079	—	—		—
Other income, net	703	—		703	259	—		259

INCOME (LOSS) BEFORE TAXES	(2,017)	4,885		2,868	(5,717)	1,159		(4,558)
Provision for income taxes	37	—		37	68	—		68

NET INCOME (LOSS)	$(2,054)	$4,885		$2,831	$(5,785)	$1,159		$(4,626)

Net income (loss) per common share:
Basic	$(0.08)			$0.11	$(0.23)			$(0.19)

Diluted	$(0.08)			$0.11	$(0.23)			$(0.19)

Shares used in per share calculation:
Basic	25,636			25,636	25,000			25,000

Diluted	25,636			25,943	25,000			25,000

Non-GAAP adjustments consist of:

(a)	Non-cash stock compensation expense pursuant to SFAS 123(R);

(b)	Amortization of acquisition related intangible assets

Note regarding unaudited Non-GAAP Condensed Consolidated Statements of Operations:

To supplement our unaudited GAAP Condensed Consolidated Statements of Operations, Netopia uses non-GAAP measures of net income (loss) and income (loss) per share, which are adjusted from results based on GAAP to exclude non-cash recurring expenses for stock compensation and amortization of acquisition-related intangible assets. These non-GAAP adjustments are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. These adjustments to GAAP results are made with the intent of providing greater transparency to information used by management in its financial and operational decision-making. These non-GAAP results are among the primary indicators that management uses as a basis for making operating decisions because they provide meaningful information regarding our core operating performance, including our ability to provide cash flows to invest in research and development and to fund capital expenditures. The unaudited Non-GAAP Condensed Consolidated Statements of Operations should not be considered in isolation or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. The unaudited Non-GAAP Condensed Consolidated Statements of Operations includes a quantitative reconciliation of the differences between such statements and the financial information presented in accordance with generally accepted accounting principles.

NETOPIA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30, 2006	September 30, 2005*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$26,547	$22,234
Trade receivables, net	17,057	16,208
Inventories	5,930	8,718
Prepaid expenses and other current assets	2,378	1,102

Total current assets	51,912	48,262

Property and equipment, net	2,556	2,623
Intangible assets, net	3,015	4,037
Equity investment	1,377	1,032
Deposits and other assets	351	481

TOTAL ASSETS	$59,211	$56,435

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,303	$12,525
Deferred revenue	3,323	2,946
Other current liabilities	5,417	4,737

Total current liabilities	20,043	20,208

Long-term liabilities:
Deferred revenue, long-term	198	109
Other long-term liabilities	163	246

TOTAL LIABILITIES	20,404	20,563

Stockholders’ equity	38,807	35,872

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$59,211	$56,435

*	Derived from the audited consolidated balance sheets dated September 30, 2005 included in Netopia, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005.